KORU™
MEDICAL SYSTEMS

Investor Presentation

June 2020

NASDAQ: KRMD

DISCLAIMER / NON-GAAP MEASURES

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words such as :" expects"," plans,"" goals,"" "future,"" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our long-term growth potential and sustainability, our strategic growth initiatives and long-term financial goals, issues expected with U.S. plasma supply, expected increase in IG supply, and the potential impact of COVID-19 in the market. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: impact of COVID-19; introduction of competitive products; availability of insurance reimbursement; changes in U.S. Food and Drug Administration regulations; changes to health care policies; success of our research and development efforts; our ability to raise capital if or when needed; acceptance of and demand for new and existing products; expanded market acceptance of the FREEDOM Syringe Infusion System; our ability to obtain required governmental approvals; success in enforcing and obtaining patents; continued performance by principal suppliers; continued customer preference to work through distributors; continued service of key personnel and attracting and maintaining new personnel; the costs, duration and ultimate outcome of litigation; and general economic and business conditions. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Adjusted EBITDA

Q1 2020 Adjusted EBITDA excludes from net income: tax expense, depreciation and amortization, interest income, net, operating expenses associated with the Company's organizational changes prior to March 31, 2019, discounted product expense, litigation costs, manufacturing initiative expenses, and stock option expense.

Non-GAAP Measures

This presentation includes non-GAAP financial measures that are not in accordance with, nor an alternate to, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial results. A reconciliation of our non-GAAP measures is included in this presentation.

KORU MEDICAL SYSTEMS

PUTTING THE PATIENT FIRST WITH EASY-TO-USE HOME INFUSION SOLUTIONS

KORU Medical Systems manufactures and sells the Freedom Integrated Infusion System that allows chronically-ill patients to self-administer *subcutaneous infusion therapy* in their homes


The Freedom60 has been a life saver for Finnegan. He is able to go from room to room with ease on his own. It is lightweight & travels well. Finnegan also likes that he can wind it himself & that helps him feel in control of his infusion.
- ASHLEY, SCIG PATIENT MOM

Supporting the Migration to At-Home Healthcare

Driving Down Healthcare Costs by Eliminating the Need for a Caregiver

Delivering Improved Patient Outcomes and Quality of Life

Strong Financial Performance; 20%+ Revenue Growth (Demonstrated + Targeted)


First Subq infusion was a breeze. Being able to do this at home on my time with minimal side effects is such a gift!!
- DAWN, SCIG PATIENT

Dawn has gained "12 extra days" every month by receiving immunoglobulin G subcutaneously (SCIg) instead of intravenously (IVIg)

SCIg with Freedom Infusion Systems:
Your Peace of Mind During Uncertain Times

1.
Decreased Exposure:
Patient can administer infusions in the comfort of their home, eliminating the need to go to the hospital or infusion suite

2.
Time & Flexibility:
Therapy fits into the patient's schedule so they can live life and regain time spent commuting to and from appointments

3.
Ease of Use:
The Freedom Infusion System requires no batteries or electricity, assuring self-sufficiency and patient independence

4.
Improved Outcomes:
SCIg therapy using the Freedom Infusion System enables improved patient outcomes and quality of life when compared to IVIg

Subcutaneous Infusion
A small needle is inserted into the tissue between the skin and muscle, rather than a vein, and connected to an infusion pump. Medication is absorbed slowly and steadily by the body.


90° to skin

DIAGNOSES OF PRIMARY IMMUNODEFICIENCIES (PI) IMPROVE LIVES AND LOWERS COSTS

- A study by The Jeffrey Modell Foundation (2017) examined the economic burden of chronic immunodeficiency diseases
- Retrospective analysis of 1,388 patients undiagnosed with PI for at least 5 years
- Increased incidence of pneumonia, sinusitis, bronchitis, and otitis
- Higher rate of hospitalization, outpatient visits and outpatient drug utilization

Payor economics more favorable after diagnosis

$85,782

Decline in Annual Treatment Costs Per Patient After Diagnosis of PI

(before Ig treatment)

Chronic Patients Necessitate Treatment

Source: www.ajmc.com/journals/supplement/2019/examining-the-application-immunoglobulin/managing-cost-of-care-and-healthcare-utilization-in-patients-using-immunoglobulin-agents

MARKET OVERVIEW

PLASMA SUPPLY IS RAMPING AS DEMAND RISES FOR Ig AND SCIg THERAPY

Global Ig Market [(1)]

($ in billions)



$10.8
$18.4
7% CAGR
2018
2025

Total Available Market

Global Home Infusion Therapy Market
+7% CAGR to $41.6 B by 2027 [(2)]

Total U.S. Plasma Collections [(3)]

(in millions)



19.8
23.6
26.2
29.4
32.6
35.5
38.3
42.4
48.7
53.5
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

GRIFOLS

Plans to reach 370 approved plasma collection centers by 2024 globally

Form 20-F for FY ended 12/31/19

CSL

20 new U.S. plasma collection centers opened in 1H FY 2020

Press release, 2/12/20

Takeda

Intends to increase plasma supply and manufacturing capacity by >65% over the next five years

Fourth quarter earnings slides, 5/13/20

(1) Fortune Business Insights. www.fortunebusinessinsights.com/press-release/immunoglobulins-market-9134

(2) Grand View Research, February 2020

(3) https://www.pptaglobal.org/images/Data/Plasma_Collection/Total_Yearly_Collections_2008-2019.pdf

~$300M CURRENT U.S. ADDRESSABLE MARKET

EXCLUDES OTHER DISEASE STATES AND SECONDARY IMMUNE DEFICIENCY DISEASES
INTERNATIONAL MARKET OPPORTUNITY ~2x – 3x U.S. ADDRESSABLE MARKET [3]

KORU Medical's U.S. Addressable Markets [2,3]

PIDD
$185M - $260M

270,000 U.S. Patient Population [1]

200,000 [3]	Untreated
70,000 [3]	Receiving Ig Therapy
24,000 [3]	Receiving SCIg Therapy with Freedom60
46,000 [3]	Potential Patient Conversions to KORU Medical Infusion Products

Hizentra Immune Globulin Subcutaneous (Human) 20% Liquid · Xembify (immune globulin subcutaneous human-klhw) 20% · Cuvitru [Immune Globulin Subcutaneous (Human)] 20% · cutaquig · HyQvia [Immune Globulin Infusion 10% (Human) with Recombinant Human Hyaluronidase]

350+
Chronic Disorders

9%
Market Penetration

246,000
Near Term Patient-Capture Opportunity

~$750
Annual Recurring Revenue Per Patient

CIDP
$25M - $36M

- A neurological disorder
- **2018:** Hizentra® becomes first 20% solution for treatment of CIDP
- More frequent dosing than PIDD = higher annual recurring patient revenue

Hizentra Immune Globulin Subcutaneous (Human) 20% Liquid

~25,000
U.S. Patient Population [2]

$1,500
Annual Recurring Revenue Per Patient, Assuming 2 Treatments Per Week

(1) PIDD patient population from https://www.myigsource.com/what-is-pi
(2) (2) CIDP patient population (2018) from https://www.ajmc.com/journals/supplement/2018/examining-therapies-cidp/chronic-infammatory-demyelinating-polyneuropathy-considerations-for-diagnosis-management-and-population-health (3) KORU Medical estimates

FREEDOM INFUSION SYSTEMS

WIDELY ADOPTED SCIg DELIVERY SYSTEM



Infuse in 3 Easy Steps









Easy-to-use, easy-to train



Maintenance-free



No batteries or electricity required



Highly accurate at any fill volume



Low residual volume = minimal drug waste



Dynamic Equilibrium maintains safe pressure of 13.5 psi throughout infusion

AT-HOME INFUSION: THE SAVINGS OPPORTUNITY [1]



"For certain administered specialty drugs, treatment at home can improve patients' physical and mental well-being and reduce disruption of work schedules and family responsibilities, all without increasing the likelihood of adverse drug events or side effects."

UnitedHealth Group®

Reducing Specialty Drug Costs / September 2019

Monthly Cost of Immune Deficiency Drugs for Privately Insured Individuals, 2018



Hospitals
Physician Offices
Patients' Home
$12,180
$6,736
$6,828
44%
SAVINGS
for 6 Months
of Treatment

(1) UnitedHealth Group®: Reducing Specialty Drug Costs / September 2019.

SCIg ENABLES IMPROVED PATIENT OUTCOMES AND QUALITY OF LIFE [1]

SCIg Offers Meaningful Benefits to Patients

1. **Self-administer at home without the need for a nurse**
2. **Infuse under the skin, not through a vein**
3. **Freedom to go about daily activities with minimal interruption**
4. **Consistent serum levels…which we believe enables patients to feel better, longer**

Subcutaneous and Intravenous Serum Ig Level



SCIg promotes consistent serum levels throughout the entire treatment period, which we believe enables patients to feel better, longer while supporting improved patient compliance.
Intravenous Ig
Subcutaneous Ig
Total IgG
1600
1400
1200
1000
800
600
400
0 2 4 6 8 10 12 14 16 18 20 22
Days

(1) P&T Product Profiler – Hizentra Vol. 35, Issue 8 / August 2010 Section 2 / adapted from Berger 2004. Available at www.ptcommunity.com/ptjournal/fulltext/Profiler_Hizentra/Profiler_Hizentra.pdf.

KORU MEDICAL SYSTEMS

Team Sales Approach

KORU Medical leverages CSL Behring's large sales organization to educate and influence physicians, patients and SPs about the advantages of subcutaneous infusion with the Freedom60®


Hizentra®
Immune Globulin Subcutaneous (Human) 20% Liquid
1st and only
Self-administered Ig for CIDP Maintenance
#1 Ig
Prescribed for PI
My Life, My Way With Hizentra
Hizentra is an Ig* therapy that provides proven protection for PI and CIDP with the convenience of self-administration, so you can focus on everyday living

Source: www.hizentra.com



KORU Medical's Freedom60® is featured at www.hizentra.com and in a national advertising campaign for Hizentra® SCIg therapy

XEMBIFY® by Grifols: Launched December 2019

- New SCIg treatment introduced by Grifols
- Grifols is a leading producer of plasma medicines
- Validates therapeutic shift from IVIg to SCIg
- Grifols anticipates increasing global plasma donation centers
- Significant long-term growth potential for KORU


GRIFOLS
NDC 13533-810-51
10 g / 50 mL
Immune Globulin Subcutaneous, Human - klhw, 20%
Xembify
Solution for subcutaneous administration
Rx Only
GRIFOLS
NDC 13533-810-50
10 g / 50 mL
Immune Globulin Subcutaneous, Human - klhw, 20%
Xembify
Solution for Subcutaneous Administration
Rx only
GRIFOLS

Source: www.sec.gov/Archives/edgar/data/1438569/000110465920043470/tm1919375d1-20f.htm.

KORU IMPROVES THE DELIVERY OF CARE

PHYSICIAN/PATIENTS/SPECIALTY PHARMACIES ARE PRODUCT DECISION MAKERS
KORU AND PHARMA ARE THE PRIMARY INFLUENCERS ON THESE DECISION MAKERS


Hospital / Physician Visits
Immunologist Diagnosis
Infusion Therapy Prescribed
SP Distributors
Self-Administer At Home
Infusion Resupply Direct to Patient

- ✓ **Chronic conditions in need of therapy**
- ✓ **Expanding trend of physicians prescribing subcutaneous immunoglobulin**
- ✓ **Proven solution**
- ✓ **Increasing drug development for subcutaneous delivery**
- ✓ **Freedom pump is the market-leading mechanical subcutaneous delivery solution**
- ✓ **High margin, recurring revenue stream**

NEW THERAPIES REPRESENT SIGNIFICANT MARKET EXPANSION POTENTIAL

SMALL- AND MID-LARGE VOLUME SCIg INJECTIONS / INFUSIONS

>100 Companies* | >10 Therapeutic Areas | >10 High Potential Future Candidates

Current Development Programs
Total Addressable Market = ~40M Patients



Secondary Immunodeficiency



Hematology



Pulmonology



Nephrology



Rheumatic & Autoimmune Diseases

KORU offers meaningful benefits to its pharma partners:
Expanded addressable markets, new therapeutic formulations, and patent runway extension

*Based on management analysis

KORU'S POSITIONING

LEVERAGING OUR CORE STRENGTHS TODAY TO DRIVE GROWTH TOMORROW

- Significant Market Share and Growth Potential
- Differentiated Technology
- Strong Pharma Relationships
- Premium Customer Retention
- Unique Value Proposition That Benefits All Parties Across The Care Continuum

Growing Adoption and Opportunity in Current Space (Ig)	Expanded Indications for Existing Therapies (e.g. Secondary Immunodeficiency)
Expand Outside the United States	Support Drug Development for New Disease States

EXECUTING AGAINST OUR STRATEGIC GROWTH INITIATIVES

TO BECOME THE PREFERRED DRUG DELIVERY PARTNER FOR SPECIFIC INFUSION THERAPIES IN SELECT MARKETS

KORU MEDICAL SYSTEMS

Phase 1
Growth & Market Capture
2019 - 2020

- Maintain baseline business
- Penetration of PIDD and CIDP
  - Pharma reps
  - Home infusion sales reps
  - Distributors
- New product development/launch
- New indications
- Government partnership
- OUS development
- Pharma collaboration
- Funnel of clinical trials
- Margin improvement

Phase 2
Expand & Innovate
2020 - 2021

- Continued execution of Phase 1
- New products
- Expanded indications
- Post-acute care
- European expansion

Phase 3
Accelerated Growth
2021 and Beyond

- Continued Phase 1 and 2 execution
- New drugs and indications
- Post-acute care growth
- Global expansion
- Market share gains

GROWTH CAPITAL WILL HELP FUND THE NEXT TWO PHASES

INVESTMENT STRATEGY TO ACCELERATE GROWTH



- Commercial Expansion
- Clinical Trials / Pharma Initiatives
- New Product Innovations
- Working Capital
- Gross Margin Enhancement

IMPROVED ANNUAL NET SALES AND GROSS MARGIN

($ in millions)

High Growth

24%

Revenue CAGR (2016 - 2019)

Improved Gross Margin



Net Sales
$17.4
$23.2
2018
2019
33%



Gross Margin
62.3%
64.1%
2018
2019
180 bps

Long-Term Financial Goals

20%+
Annual Organic Revenue Growth

70%+
Gross Margin by End of 2022

Q1 2020 FINANCIAL SUMMARY

($ in millions)

"We reported a strong Q1 2020 with net sales, net income, and Adjusted EBITDA rising from Q1 2019."

- Don Pettigrew, President & CEO
KRMD Q1 2020 press release

NET SALES


$5.0
$6.3
Q1 '19
Q1 '20

GROSS PROFIT*


$3.1
$3.9
Q1 '19
Q1 '20

GROSS MARGIN*


61%
62%
Q1 '19
Q1 '20

NET (LOSS) INCOME


$0.4
Q1 '19
Q1 '20
($0.1)

ADJUSTED EBITDA**


$0.9
$1.3
Q1 '19
Q1 '20

* Q1 2020 gross profit and gross margin exclude a $0.1 million discontinued product expense; including this expense, gross profit and gross margin were $3.8 million and 60%, respectively.

** Adjusted EBITDA excludes from net income: tax expense, depreciation and amortization, interest income, net, operating expenses associated with the Company's organizational changes prior to March 31, 2019, discounted product expense, litigation costs, manufacturing initiative expenses, and stock option expense.

COVID-19

EXPERIENCED MINIMAL OPERATIONAL DISRUPTIONS
CONTINUING TO SUPPORT PATIENTS WITH CHRONIC MEDICAL CONDITIONS

The overwhelming majority of the patients we serve are treating **chronic**, life-long conditions

No material issues expected with **U.S. plasma supply** for this year *

IG remains tight, but with 15% U.S. unemployment, collection expected to soon **invert to increased supply** **

Crisis may result in greater awareness of the **benefits of home health** care and **acceleration** of SubQ therapy***

Our mission to provide our products to patients with chronic medical conditions is more important than ever

Longer-term, we believe that COVID-19 may accelerate the shift of drug infusion therapy to an at-home model and further advance the development of subcutaneous immunoglobulin drugs

* Based on pharma industry commentary and management research, both as of the date of this presentation.

** MST Marquee Equities Research, May 21, 2020.

*** Management belief

BALANCE SHEET AND CAPITAL STRUCTURE

($ in millions)

$7.4
Cash & Cash Equivalents
at March 31, 2020

$3.5
Line of Credit
effective April 14, 2020

$2.5
Equipment Financing
Line of Credit
effective April 27, 2020

44.2
Diluted Shares Outstanding
at March 31, 2020

	March 31, 2020	December 31, 2019
Cash & Cash Equivalents	$7.4	$5.9
Current Assets	$14.5	$11.9
Total Assets	$16.6	$13.9
Total Liabilities	$4.5	$2.7
Shareholders' Equity	$12.1	$11.2

STRENGTHENED, SEASONED LEADERSHIP DRIVING GROWTH



Don Pettigrew
President & CEO

Joined 2018
24 years experience

Moog, Inc.
Baxter (Gambro)
Boston Scientific



Karen Fisher, CPA
CFO

Joined 2015
25 years experience

Armored Autogroup
Gilman Ciocia
New York Times
Thomson Financial



Manny Marques
COO

Joined 2015
23 years experience

Noble Biocare
Procera, LCC



Brian Schiller, Ph.D.
VP Medical Affairs

Joined 2019
20 years experience

Sanofi (Genzyme)
Avanir Pharm.
Amgen
Bristol Myers Squibb

EXPANDED AND STRENGTHENED BOARD OF DIRECTORS

ALL INDEPENDENT (Year Appointed / Committee)



R. John Fletcher (2019 / A NG)
Chairman

Fletcher Spaght, Inc.
Spectranetics Corp.
Boston Consulting Group



Joseph M. Manko, Jr. (2016 / C NG*)
Director

Horton Capital Management
BZ Fund Management
Deutsche Bank
Merrill Lynch
Skadden Arps



Daniel S. Goldberger (2018)
Director

electroCore
Synergy Disc Replacement
Milestone Medical
Xtant Medical Holdings
Sound Surgical Technologies



David W. Anderson (2016 / A*)
Director

Brain Temp, Inc.
Orteq Sports Medicine
Gentis, Inc.
Kensey Nash



Robert T. Allen, CPA (2018 / A NG)
Director

Coram/CVS Infusion Services
Titan Health Corporation
American Medical Response

Committees
A = Audit
C = Compensation
NG = Nomination & Governance
* = Committee Chair



James M. Beck (2018 / C*)
Director

Medical Specialties Distributors
American Hospital Supply/Baxter
AMSCO International



Kathy S. Frommer (2019 / A C)
Director

CRS Retail Systems
(Co-founder, CEO)
Acquired by Accel-KKR

RECONCILIATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

	Three Months Ended March 31, 2020		Three Months Ended March 31, 2019
GAAP Net Income / (Loss)	$ 449,428		$ (85,390)
Tax Expense / (Benefit)	141,928		(22,099)
Depreciation/Amortization	87,224		83,651
Interest Income, Net	(19,030)		(17,480)
Reorganization Charges	--		354,926
Discontinued Product Expense	109,558		--
Litigation Expenses	99,158		492,515
Manufacturing Initiative Expenses	109,803		--
Stock Compensation Expense	300,966		121,875
Non-GAAP Adjusted EBITDA	$ 1,279,035		$ 927,998

THANK YOU

KORU™

MEDICAL SYSTEMS

NEW LIFE, NEW BEGINNINGS